Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

36.	Subsequent events

Contingent Payments Received (earnout)

In January 2026, the Company received installments of contingent payments (earnout) from the partners of the Sépia and Atapu blocks, relating to 2025, in the amount of US$ 309 (R$ 1,650 million). For more information, see note 29.

Cash flows related to the equalization of the Tupi Shared Reservoir

On March 31, 2026, Petrobras received US$ 593 (R$ 3,102 million) from partners and paid US$ 119 (R$ 624 million) to the Brazilian Federal Government represented by Pré-Sal Petróleo (PPSA), in relation to the equalization process of the Tupi Shared Reservoir. For more information, see note 27.